MainStay Cushing® MLP Premier Fund
Portfolio of Investments February 28, 2022† (Unaudited)
	Shares	Value
Common Stocks 60.0%
Canadian Midstream 2.9%
Canada 2.9%
Keyera Corp.	849,000	$ 19,887,030
General Partnerships 1.9%
United States 1.9%
EnLink Midstream LLC	1,473,000	13,109,700
Large Cap Diversified C Corps 37.1%
Canada 14.9%
Enbridge, Inc.	978,000	42,230,040
Pembina Pipeline Corp.	942,000	31,990,320
TC Energy Corp.	544,000	29,218,240
United States 22.2%
Cheniere Energy, Inc.	430,000	57,147,000
Kinder Morgan, Inc.	1,530,000	26,622,000
ONEOK, Inc.	490,000	31,997,000
Tellurian, Inc. (a)	865,000	3,295,650
Williams Cos., Inc. (The)	1,110,000	34,720,800
		257,221,050
Natural Gas Gatherers & Processors 9.0%
United States 9.0%
Targa Resources Corp.	958,000	62,624,460
Natural Gas Transportation & Storage 4.3%
United States 4.3%
DT Midstream, Inc.	210,000	11,151,000
Equitrans Midstream Corp.	2,900,000	18,589,000
		29,740,000
Refiners 1.6%
United States 1.6%
Marathon Petroleum Corp.	144,000	11,213,280
YieldCo 3.2%
Spain 1.0%
Atlantica Sustainable Infrastructure plc	205,000	6,918,750
United States 2.2%
Clearway Energy, Inc.	456,000	15,230,400
		22,149,150
Total Common Stocks (Cost $314,576,124)		415,944,670
MLP Investments and Related Companies 38.6%
Large Cap Diversified C Corps 6.7%
United States 6.7%
Plains GP Holdings LP	4,100,000	46,371,000

	Shares	Value
Large Cap MLP 16.8%
United States 16.8%
Energy Transfer LP	4,525,000	$ 45,883,500
Enterprise Products Partners LP	1,148,000	28,034,160
Magellan Midstream Partners LP	277,000	13,440,040
MPLX LP	880,000	28,846,400
		116,204,100
Natural Gas Gatherers & Processors 11.9%
United States 11.9%
Crestwood Equity Partners LP	260,000	8,000,200
DCP Midstream LP	270,000	8,931,600
Hess Midstream LP	760,000	24,289,600
Rattler Midstream LP	1,209,000	16,696,290
Western Midstream Partners LP	945,000	24,607,800
		82,525,490
YieldCo 3.2%
United States 3.2%
NextEra Energy Partners LP	290,000	22,622,900
Total MLP Investments and Related Companies (Cost $194,945,819)		267,723,490
Short-Term Investment 3.0%
Affiliated Investment Company 3.0%
United States 3.0%
MainStay U.S. Government Liquidity Fund 0.01%(b)	20,550,500	20,550,500
Total Short-Term Investment (Cost $20,550,500)		20,550,500
Total Investments (Cost $530,072,443)	101.6%	704,218,660
Other Assets, Less Liabilities	(1.6)	(11,228,127)
Net Assets	100.0%	$ 692,990,533

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of February 28, 2022.

Abbreviation(s):
MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of February 28, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 415,944,670	$ —	$ —	$ 415,944,670
MLP Investments and Related Companies	267,723,490	—	—	267,723,490
Short-Term Investment
Affiliated Investment Company	20,550,500	—	—	20,550,500
Total Investments in Securities	$ 704,218,660	$ —	$ —	$ 704,218,660

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay Funds Trust
Notes to Portfolio of Investments February 28, 2022 (Unaudited)
Securities Valuation.
This report is exclusively for the MainStay Cushing® MLP Premier Fund (the "Fund").
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of February 28, 2022, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended February 28, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of February 28, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which each of the Fund's net asset values ("NAVs") are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of February 28, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
Investments in Affiliates (in 000s) During the period ended February 28, 2022, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,819	$ 35,336	$ (17,604)	$ —	$ —	$ 20,551	$ —(a)	$ —	20,551

(a)	Less than $500.